ROLLOVER AND ASSIGNMENT AGREEMENT

     THIS ROLLOVER AND ASSIGNMENT AGREEMENT ("Rollover Agreement") is made as of December 3, 1998 between Penn Octane Corporation, a Delaware corporation having its principal office at 900 Veterans Boulevard, Suite 510, Redwood City, California 94063 (the "Borrower") and the six Lenders set forth on Schedule I
                                                                      ----------
hereto  (each  a  "Lender",  collectively,  the  "Lenders").

     WHEREAS, pursuant to that certain Purchase Agreement dated October 21, 1997 (the "Purchase Agreement"), the Borrower issued to each Lender a promissory note (with respect to each Lender, the "Original Note" and collectively, the "Original Notes") bearing interest at the rate of 10% per annum, dated as of October 21, 1997 in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), pursuant to which the Borrower is obligated to repay to each Lender the stated principal amount of such Lender's Original Note (which amount is set forth opposite such Lender's name on Schedule I hereto)
                                                              ----------
plus any accrued and unpaid interest thereon at the rate of 10% per annum (such amount with respect to each Lender, the "Loan");

     WHEREAS, Borrower has represented to Lenders that: an arbitral award was rendered against International Bank of Commerce-Brownsville ("IBC") in favor of Borrower; the value of the arbitral award as of July 31, 1998 was approximately $3.4 million; a judgment was entered on February 28, 1996 by the 197th District Court of Cameron County, Texas in Civil Action No. 94-08-4008-C, known as
International  Energy  Development  Corp.  v.  International  Bank  of
----------------------------------------------------------------------
Commerce-Brownsville;  such  judgment  modified  the  arbitral  award in certain
--------------------
respects; an appeal was taken to the Court of Appeals for the Thirteenth District of Texas (the "Corpus Christi Court of Appeals"); on June 18, 1998, the Corpus Christi Court of Appeals rendered an Opinion and Order in No. 13-96-298-CV, known as International Bank of Commerce - Brownsville, Appellant
                         -------------------------------------------------------
v.  International  Energy  Development  Corp.,  Appellee, such Opinion and Order
--------------------------------------------------------
confirmed the original arbitral award in all respects; and IBC has filed a motion for rehearing with the Corpus Christi Court of Appeals;

     WHEREAS, the Borrower has requested each of the Lenders to continue to lend the original principal amount of its respective Loan, and the Borrower intends to effect the equitable distribution to the Lenders of any payment, realization or proceeds relating to or arising out of the Judgment (as defined in the Assignment);

     WHEREAS, simultaneously upon the execution of this Rollover Agreement, the Borrower and the Lenders have executed a Collateral Agreement substantially in the form attached hereto as Exhibit A, and the Borrower and Castle Energy
                                 ----------
Corporation for itself and as Collateral Agent for the Lenders have executed an Assignment of Judgment Agreement substantially in the form attached hereto as Exhibit B (respectively, the "Collateral Agreement" and the "Assignment")
----------
pursuant to which (i) Castle Energy Corporation has been appointed as Collateral Agent by the Borrower and Lenders (the "Collateral Agent"), and a collateral account has been established by the Collateral Agent (the "Collateral Account");
(ii) Borrower has agreed to instruct IBC in writing (as attached as Annex 1 to the Collateral Agreement, the "Payment Instruction Letter") to make any payment of Proceeds (as defined in the Assignment) into the Collateral Account; and
(iii) Borrower has assigned in trust to the Collateral Agent as assignee for itself and on behalf of all the Lenders all of Borrower's right, title and interest in and to the Judgment (as defined in the Assignment) and the Proceeds; and (iv) the Collateral Agent shall distribute any Proceeds paid into the Collateral Account solely as set forth in the Collateral Agreement;

     WHEREAS, each of the Lenders has agreed to continue to lend the original principal amounts of its respective Loan subject to the terms and conditions of this Agreement, and to amend and restate its Original Note in consideration for which the Borrower shall execute and deliver: (i) to the Collateral Agent, the Assignment, (ii) to each Lender, an amended and restated Original Note (with respect to each Lender, the "Amended Note", collectively, the "Amended Notes") substantially in the form of Exhibit C hereto in such principal amount as is set
                             ---------
forth  opposite  such  Lender's name on Schedule I attached hereto, and (iii) to
                                        ----------
each Lender, warrants issued by the Borrower to such Lender to purchase shares of Common Stock, $.01 par value ("Common Stock") of the Borrower at an exercise price of $1.75 per share, pursuant to Section 2(c) hereof (the "Warrants", together with the Amended Notes, the "Securities"), substantially in the form of Exhibit D hereto; and
----------

     WHEREAS, the Borrower and each of the Lenders desire to enter into a Registration Rights Agreement with respect to the shares of Common Stock underlying the Warrants (the "Warrant Shares") and the Conversion Shares (as defined below), substantially in the form of Exhibit E hereto (the "Registration
                                             ---------
Rights  Agreement"),  all  on  the  terms  and  conditions  set  forth  therein.

     NOW, THEREFORE, in consideration of the mutual covenants of the parties contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Continuation  of Loans.  Subject  to the terms  and  conditions  stated
         ----------------------
herein, each Lender hereby agrees to continue to lend the original principal amount of its respective Loan until the Maturity Date (as defined in this Agreement).

     2. Assignment.
        ----------

          a. In consideration of the Lenders' agreement to continue to lend the original principal amount of their respective Loans subject to the terms and conditions stated herein, the Borrower hereby (i) agrees to execute and deliver to each of the Lenders at the Closing (as defined below) an Amended
     Note in such amount as is set forth opposite such Lender's name on Schedule
                                                                        --------
     I hereto and (ii) agrees to execute and deliver to the Collateral  Agent at
     -
     the Closing the Assignment and (iii) agrees to execute and deliver to the Lenders at the Closing the Collateral Agreement. Borrower hereby acknowledges that the Assignment and the Collateral Agreement are executed as collateral security and the execution and delivery thereof shall not in any way impair or diminish the obligations of Borrower to Lenders. Any Proceeds paid into the Collateral Account shall be paid in trust to the

     Collateral Agent, shall be subject to the liens of the Collateral Agent for the benefit of itself and the Lenders, and shall be distributed by the Collateral Agent in accordance with the terms and conditions of the Collateral Agreement.

          b. Borrower hereby agrees to execute and deliver to the Collateral Agent at the Closing the Payment Instruction Letter, in the form attached hereto as Annex 1 to the Collateral Agreement which Collateral Agent shall send to IBC.

          c. In further consideration of the Lenders' agreement to continue to lend the principal amount of their respective Loans subject to the terms and conditions stated herein, the Borrower shall execute and deliver to each Lender at the Closing, all Warrants to purchase shares of Common Stock expiring three years from the date hereof with an exercise price of $1.75 per share, in such numbers as are set forth opposite such Lender's name on Schedule I hereto.
        ----------

          d. The number of Warrants to be issued to the Lenders at the Closing pursuant to Section 3(c) is subject to adjustment as set forth in Section 6 of each Warrant.

     3. The Closing. The execution and delivery of this Rollover Agreement shall
        -----------
take place on December 3, 1998, or at such other date as the Borrower and the Lenders shall agree (the "Closing").

     4.  Amendment of the Original  Notes.  Each Lender  hereby agrees that upon
         --------------------------------
delivery at the Closing by the Borrower of an Amended Note in such principal amount set forth opposite such Lender's name on Schedule I hereto, such Lender
                                                 ----------
shall mark its Original Note "amended and restated"; and, the Original Note shall be deemed to be amended and restated in its entirety by the Amended Note.

     5. Registration  Rights.  The Lenders shall have such  registration  rights
        --------------------
with respect to the Warrant Shares and the Conversion Shares as are set forth in the Registration Rights Agreement.

     6. Interest Rate; Default Interest Rate; Remedies. The Borrower and each of
        ----------------------------------------------
the Lenders agree that the Amended Notes shall accrue interest at the rate of ten percent (10%) per annum, payable on December 31, 1998, March 31 and June 30, 1999 (or the Maturity Date if earlier). Upon the occurrence of any Event of Default (as set forth in the Amended Note) under any one of the Amended Notes, the indebtedness owing under each Amended Note shall become immediately due and payable in full and shall accrue interest at the rate of twelve percent (12%) per cent per annum until the entire remaining principal balance of each Amended Note shall have been paid in full together with all interest accrued thereon; and the holder of each Amended Note may exercise all of its rights and remedies under the Rollover Agreement and all other documents executed or delivered in connection therewith and/or applicable law.

     7. Maturity.  All outstanding principal of, and accrued and unpaid interest
        --------
on, each Amended Note shall be due and payable on the earlier to occur of any one of the following dates or events (the "Maturity Date"):

          a. June 30, 1999;

          b. a date determined by the Borrower within ten (10) business days of the closing date of any raising of debt or equity financing of the Borrower, resulting in net proceeds to the Borrower in excess of $2,250,000; or

          c. an Event of Default (as defined in the Amended Notes).

     7A.     Conversion  of  Indebtedness.  Any  outstanding  principal  and/or
             ----------------------------
accrued and unpaid interest which remains due and payable in respect of any Amended Notes after June 30, 1999 (with respect to each Amended Note, the "Overdue Indebtedness") shall, upon the written request (with respect to each Amended Note, a "Conversion Notice") of the holder of such Amended Notes, be converted by the Company, in whole but not in part, into such number of newly-issued shares of Common Stock of the Company (with respect to each Amended Note, the "Conversion Shares") equal to the quotient of the Overdue Indebtedness at the time of receipt by the Company of the Conversion Notice divided by $1.50.

The Company hereby agrees to deliver any Conversion Shares to the relevant holder of an Amended Note as soon as practicable after receipt of a Conversion Notice and upon surrender of the Amended Note being so converted to the Company by the holder thereof but in no event later than ten (10) business days after receipt of the Conversion Notice (the "Issuance Deadline"). Upon the issuance of the Conversion Shares in respect of an Amended Note, such Amended Note shall, from the date of receipt by the Company of the Conversion Notice, cease to accrue any interest, and all of the Company's obligations in respect of such Amended Note shall be deemed satisfied in full upon the issuance and delivery to the holder of such Amended Note of the Conversion Shares. In addition, any Conversion Shares issued pursuant to this Agreement shall be entitled to the registration rights provided for in the Registration Rights Agreement.

     8. Pro Rata Payments.  Any payment by the Borrower of any amounts under the
        -----------------
Amended Notes shall be made to each Lender pro rata in proportion to the principal amount outstanding under such Lender's Amended Note over the total amount outstanding under all the Amended Notes calculated as of the date of payment. Each payment made by the Borrower relating to the Amended Notes shall be applied first to accrued and unpaid interest on, and second to outstanding principal of, the Amended Notes.

     9. Representations,  Warranties and Covenants of the Borrower. The Borrower
        ----------------------------------------------------------
represents, warrants and covenants that as of the Closing, and at all times thereafter until the Amended Notes are paid and satisfied in full:

          a. The Borrower is and shall be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has and will have the requisite corporate power and authority to execute and deliver this Rollover Agreement and to perform its obligations hereunder.

          b. The execution, delivery and performance of this Rollover Agreement have been and will continue to be duly authorized by all necessary corporate action on the part of the Borrower and do not violate any covenant contained in any agreement to which the Borrower is a party.

          c. The Warrant Shares and the Conversion Shares, when issued upon exercise of the Warrants and payment therefor or upon conversion of Amended Notes, as the case may be, will be legally and validly issued, fully paid and nonassessable.

          d. The Borrower owns all right title and interest in and to the Judgment and the Proceeds; and except as otherwise set forth in this Rollover Agreement and the Collateral Agreement, the Borrower has not created or suffered to exist and will not create or suffer to exist with respect to the Judgment or the Proceeds any security interest, pledge, assignment, encumbrance, lien (statutory or otherwise) or other security agreement or preferential arrangement or transfer of any kind or nature whatsoever.

          e. The Borrower has not received any payment or Proceeds nor realized all or any part of the Judgment; and if the Borrower hereafter receives any payment or Proceeds or realizes all or any part of the Judgment, it shall hold the same in trust for the benefit of the Lenders and deliver the same to the Collateral Agent in the form received immediately upon the Borrower's receipt thereof.

          f. The Judgment has not been reversed, dismissed, modified or vacated by any court; and the Borrower will notify the Lenders immediately of any such reversal, dismissal, modification or vacation.

          g. The Borrower will notify the Lenders immediately of any raising of debt or equity financing that has or potentially may result in proceeds to the Borrower in excess of $2,250,000, net of transaction expenses related to such offering and any such excess shall be paid to Lenders, pro rata,
                                                                       --- ----
     immediately upon Borrower's receipt thereof.

     10.  Representations  and  Warranties of the Lenders.  Each of the Lenders,
          -----------------------------------------------
severally and not jointly, represents and warrants to the Borrower, as to itself, as follows:

          a. General:
             -------

               (i) The Lender has all requisite authority to enter into this Rollover Agreement and to perform all of the obligations required to be performed by it hereunder.

               (ii) Neither the Borrower nor any person  acting on behalf of the
          Borrower has offered or sold the Securities to the Lender by means of any form of general solicitation or general advertising. The Lender has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          b. Information Concerning the Borrower: Solely for the purpose of this
             -----------------------------------
     Rollover Agreement and the Warrants, and not for any other purpose whatsoever:

               (i) The Lender is familiar with the business and financial condition, properties, operations and prospects of the Borrower.

               (ii) The Lender has been given full access to all material information concerning the condition, properties, operations and prospects of the Borrower. The Lender and its advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Borrower and persons acting on its behalf concerning the terms and conditions of the Lender's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Lender. The Lender is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Borrower of which the Lender is unaware.

               (iii) The Lender has made, either alone or together with its advisors (if any), such independent investigation of the Borrower, its management, and related matters as the Lender deems to be, or the Lender's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Lender and its advisors (if any) have received all information and data which the Lender and its advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv) The Lender understands that all the Lender's representations and warranties contained in this Rollover Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Lender understands that acceptance of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Securities, the Warrant Shares or the Conversion Shares and that resale of the Securities, the Warrant Shares or the Conversion Shares will be restricted as herein provided.

     c. Status of Lender:
        ----------------

               (i) The Lender either alone or with its advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Lender has deemed it appropriate to do so, the Lender has retained and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Rollover Agreement and owning the Securities, the Warrant Shares and the Conversion Shares, as the case may be.

     d. Restrictions on Transfer or Sale:
        ------------------------------------

               (i) The Lender is acquiring the Securities and any Warrant Shares purchased upon exercise of the Warrants or Conversion Shares upon conversion of Amended Notes solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Amended Note, the Warrants or such Warrant Shares or Conversion Shares. The Lender understands that neither the Amended Note, the Warrants nor such underlying Warrant Shares or Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Lender and on the other representations made by the Lender in this Rollover Agreement. The Lender understands that the Borrower is relying upon the representations and agreements contained in this Rollover Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Lender  understands  that the Amended Note, the Warrants and such underlying Warrant Shares and Conversion Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Lender may dispose of such securities or any of them only pursuant to an effective  registration  statement  under  the  Securities  Act  or an exemption therefrom, and understands that the Borrower has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Lender understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the

          Securities Act, the Lender may dispose of the Amended Note, Warrants, underlying Warrant Shares and Conversion Shares only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, or pursuant to such other exemptions as may be available in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Lender. As a consequence, absent such an effective registration statement under the Securities Act, the Lender understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Warrant Shares and Conversion Shares) for an indefinite period of time.

               (iii)  The  Lender  agrees  that  (a) it will not  sell,  assign, pledge, give, transfer, of otherwise dispose of the Amended Note, the Warrants or such underlying Warrant Shares or Conversion Shares or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Lender satisfactory to the Borrower (which requirement may be waived by the Borrower upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Amended Note and the Warrants and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrants may bear a legend making reference to the foregoing restrictions; and (c) the Borrower and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

               (iv) The registration rights granted to the Lender in the Registration Rights Agreement are not assignable or otherwise transferrable by the Lender except for assignment to affiliates and/or subsidiaries of the Lenders. In no event shall any sale, assignment, pledge or transfer of the Warrants, Warrant Shares or Conversion Shares by the Lender to a transferee give rise to any rights under the Registration Rights Agreement except for assignment to affiliates and/or subsidiaries of the Lenders.

     11.  Conditions to Obligations of Lender and the Borrower.  The obligations
          ----------------------------------------------------
of each of the Lenders and the Borrower under this Rollover Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          a. The  representations  and  warranties of the Borrower  contained in
     Section 9 hereof and of each Lender contained in Section 10 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

          b. The Borrower and the Lenders shall have executed and delivered the Registration Rights Agreement.

          c. Each Lender shall have received a duly executed Amended Note in such principal amount set forth opposite such Lender's name on Schedule I
                                                                      ----------
     hereto.

          d. The Borrower and the Lenders shall have executed and delivered the Collateral Agreement.

          e. The Borrower and the Collateral Agent shall have executed and delivered the Assignment.

          f. The Borrower shall have executed and delivered to the Lenders with respect to the Judgment and the Proceeds such documentation as Lenders and any of their respective legal counsel may require to effect or perfect the assignment of and security interests in the Judgment, including, without limitation, UCC-1 Financing Statements.

          g. No Event of Default (as defined in the Amended Notes) shall have occurred.

     12.  Waiver,  Amendment.  Neither this Rollover  Agreement,  the Collateral
          ------------------
Agreement, the Amended Notes, the Assignment nor any provisions hereof or thereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     13. Assignability.  Except as otherwise provided in this Rollover Agreement
         -------------
and the Collateral Agreement, neither this Rollover Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Borrower or any Lender hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, except for Assignments to affiliates and/or subsidiaries of Lender.

     14.  Applicable  Law.  This  Rollover  Agreement  shall be  governed by and
          ---------------
construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     15.  Submission  to  Jurisdiction.  The  Borrower  and each  Lender  hereby
          ----------------------------
irrevocably agrees that any legal action or proceedings brought against it or any of its property with respect to this Rollover Agreement or the Amended Notes may be brought in any state or Federal court located in the City of New York, or both, and by execution and delivery of this Rollover Agreement each hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and uncon-ditionally, the jurisdiction of the aforesaid courts. The Borrower and each Lender irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the Borrower at its address set forth in Section 19.
                         ----------

     16. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE
         --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY UNDER OR IN CONNECTION WITH THIS ROLLOVER AGREEMENT OR THE AMENDED NOTES.

     17. Section and Other Headings. The section and other headings contained in
         --------------------------
this Rollover Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Rollover Agreement.

     18. Counterparts.  This Rollover Agreement may be executed in any number of
         ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     19. Notices. All notices and other communications provided for herein shall
         -------
be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

          a.   To the Borrower:

               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  240
               Redwood  City,  California  94603

               Attn:     Jerome  B.  Richter,
                         President

          b. If to a Lender, at the address set forth beneath such Lender's name on Schedule I hereto; or at such other address as any party shall have
         -----------
     specified by notice in writing to the other parties.

     20.  Binding  Effect.  The provisions of this Rollover  Agreement  shall be
          ---------------
binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     21. Severability.  Any provision in this Rollover Agreement that is held to
         ------------
be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in any other jurisdiction, and to this end the provisions of this Rollover Agreement are declared to be several.

          IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.


                                   PENN  OCTANE  CORPORATION


                                   By:
                                         ----------------------------------
                                   Name:  Jerome  B.  Richter
                                   Title:  Chairman,  President  and  Chief
Executive  Officer

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.


                                   CASTLE  ENERGY  CORPORATION


                                   By:
                                         ----------------------------------
                                   Name:
                                         ----------------------------------
                                   Title:
                                         ----------------------------------

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.




                          ______________________________________
                                        Clint  Norton



                         SOUTHWEST  CONCEPT  INC.


                         By:
                              ---------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.



                              ___________________________________________
                                        James  F.  Meara,  Jr.


                              SEP  FBO  JAMES  F.  MEARA  IRA

                              By:     Donaldson,  Lufkin  &  Jenrette  as
                                   Securities  Corporation  Custodian



                              By:
                                   ---------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.



                    LINCOLN  TRUST  COMPANY  FBO  PERRY  D.  SNAVELY  IRA


                    By:
                         --------------------------------
                    Name:
                    Title:

                                  SCHEDULE  I

Lenders  and  Addresses
-----------------------

Castle Energy Corporation        Principal amount of promissory note: $1,000,000
c/o  CEC,  Inc.
One Radnor Corporate Center      Warrants:  225,000
100 Matsonford Road, Suite 250
Radnor, Pennsylvania 19087
(610) 995-9400
Attention: Mr. Joseph Castle

with  a  copy  to:

Tom  Spencer,  Esq.
Duane  Morris  &  Hecksher  LLP
One  Liberty  Place,  42nd  floor
Philadelphia,  Pennsylvania  19103-7396

                                  SCHEDULE  I


Lenders  and  Addresses
-----------------------

Clint  Norton                       Principal amount of promissory note: $90,000
17110 Dallas Parkway, Suite 120
Dallas,  Texas  75248               Warrants:  20,250
(972)  931-8509



Southwest  Concept  Inc.            Principal amount of promissory note: $60,000
17110 Dallas Parkway, Suite 120
Dallas,  Texas  75248               Warrants:  13,500
Attn:  Clint  Norton
(972)  931-8509

                                  SCHEDULE  I


Lenders  and  Addresses
-----------------------

James  F.  Meara,  Jr.              Principal amount of promissory note:
$75,000
8150 N. Central Expressway, #795
Dallas,  Texas  75206               Warrants:  16,875
(214)  692-7066



Donaldson  Lufkin  Jenrette         Principal  amount  of promissory note:
$75,000
Securities Corporation Custodian
SEP FBO James F. Meara IRA          Warrants:  16,875
Pershing Division of Donaldson Lufkin &
Jenrette  Securities  Corporation
P.O.  Box  2050
Jersey  City,  New  Jersey  07399
(214)  692-7006

                                   SCHEDULE I


Lenders  and  Addresses
-----------------------

Lincoln  Trust  Company            Principal amount of promissory note: $200,000
FBO  Perry  D.  Snavely  IRA
P.O.  Box  5831                    Warrants:  45,000
Denver,  Colorado  80217
Attn:  Monique  Rice
(610)  260-6388

                                                                       EXHIBIT A
                                                                       ---------

                              COLLATERAL AGREEMENT
                              --------------------

                                                                       EXHIBIT B
                                                                       ---------

                             ASSIGNMENT OF JUDGMENT
                             ----------------------

DECEMBER  1,  1998                                                     EXHIBIT C
                                                                       ---------


                             AMENDED PROMISSORY NOTE
                             -----------------------

                            Redwood City, California


     FOR VALUE RECEIVED, PENN OCTANE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________, a __________________, or its assigns ("Holder"), at the office of the Borrower in Redwood City, California or such other place as Holder may designate in writing at least three business days prior to the date fixed for such payment, the entire principal sum of _____________________($_________), together with interest thereon, on the earlier of (i) June 30, 1999, (ii) a date determined by the Borrower within ten (10) business days of the closing date of any raising of debt or equity financing of the Borrower, resulting in net proceeds to the Borrower in excess of $2,250,000 or (iii) the occurrence of an Event of Default hereunder (collectively, the "Maturity Date"), at which time all principal and any accrued and unpaid interest thereon shall be due and owing.

     This Amended Note was issued under and is entitled to the benefits of that certain Rollover and Assignment Agreement dated as of December 1, 1998 (the "Rollover Agreement") dated the date hereof by and among the Borrower and the Lenders as set forth in Schedule I of the Agreement. All capitalized terms used
                        ----------
herein and not defined shall have the meanings ascribed to them in the Rollover Agreement.

     This Amended Note shall accrue interest from the date hereof at the rate of ten percent (10%) per annum, payable on December 31, 1998, March 31 and June 30, 1999 (or the Maturity Date, if earlier). Upon the occurrence of an Event of Default (as defined herein), all amounts owing under this Amended Note shall become immediately due and payable and interest shall accrue thereon at the default interest rate of twelve percent (12%) per annum until the entire principal balance of this Amended Note and all interest accrued hereon shall have been paid in full and the Holder may exercise all of its rights and remedies under the Rollover Agreement and all other documents executed or delivered in connection therewith and/or applicable law. Payment of this Amended Note may be enforced by suit or other process of law. This Amended Note may be prepaid at any time prior to maturity without penalty in an amount equal to the principal amount hereof plus interest thereon to the date of prepayment.

     The Borrower shall pay the sum of $__________ to the holder on December 11, 1998 which sum represents accrued and unpaid interest to December 1, 1998 on the Original Note (the "Original Note Interest).

     All  payments  hereunder  shall  be  payable  in lawful money of the United
States.

       The Borrower shall be in default hereunder upon the occurrence of any of the following events of default ("Events of Default"): (i) the failure by the Borrower to pay the Original Note Interest when due hereunder; (ii) the failure by the Borrower to make any payment (other than the Original Note Interest) when due hereunder and such failure shall have continued for a period of ten (10) days; (iii) the commencement by the Borrower of a voluntary case in a bankruptcy or insolvency proceeding or the entry of a decree or order by a court of competent jurisdiction adjudicating the Borrower a bankrupt or the appointment of a receiver or trustee of the Borrower upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iv) a petition for reorganization, liquidation or arrangement filed against the Borrower under the Federal bankruptcy laws and such petition shall not have been dismissed within thirty (30) days after it was filed; (v) an assignment for the benefit of creditors by the Borrower; (vi) the occurrence of any event of default under the terms of any indebtedness of the Borrower for borrowed money in excess of $50,000; (vii) the existence of any final, non-appealable judgment on any Amended Note or any final, non-appealable judgment in excess of $50,000 against, or any attachment of material property, of the Borrower; or (viii) the breach of any representation, warranty or covenant (other than as described in the preceding clauses (i) through (vii)) of Borrower in the Rollover Agreement, the Assignment of Judgment or Collateral Agreement, and, if such breach is capable of cure, the failure of Borrower to cure such breach within a period of fifteen
(15)  days,  provided  that  such  breach  is  capable  of  cure.

     If any payment owing under this Amended Note is not paid when due, whether at maturity or by acceleration or otherwise, the Borrower agrees to pay all reasonable costs of collection and such costs shall include, without limitation, all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Borrower, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Amended Note.

     If any payment remains owing under this Amended Note after June 30, 1999, the Holder hereof shall have certain conversion rights in respect of such Amended Note as set forth in Section 7A of the Rollover Agreement.

     Presentment, demand, protest, notice of protest, dishonor and non-payment of this Amended Note and all notices of every kind are hereby waived.

     The terms "Borrower" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and permitted assigns.

     No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereto, and no single or partial exercise by Holder of any right or remedy shall preclude the further exercise thereof or the exercise of any other right or remedy.

     Any provision in this Amended Note that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in any other jurisdiction, and to this end the provisions of this Amended Note are declared to be severable.

     This Amended Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of law provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.


     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Amended Note to be executed by its duly authorized officer as of the date first above written.


                                        PENN  OCTANE  CORPORATION


Attest:                                 By:
                                        ------------------------------
                                             Jerome  B.  Richter
______________________________________       Chairman,  President  and
Title:  ______________________________       Chief  Executive  Officer

                                                                       EXHIBIT D
                                                                       ---------


                     NEITHER THIS WARRANT NOR THE SHARES OF
                       COMMON STOCK ISSUABLE UPON EXERCISE
          HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
          AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                         THEREFROM UNDER APPLICABLE LAW.

                          COMMON STOCK PURCHASE WARRANT
                          Void after November 30, 2001

                                               Warrant to Purchase ______ Shares
                                                 of Common Stock, $.01 par value
                                                      of Penn Octane Corporation

                         PENN OCTANE CORPORATION (POCC)

This  is  to  Certify  That,  FOR  VALUE  RECEIVED,

                               [Name of Purchaser]

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on November 30, 2001 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), _______ shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $1.75 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

     1.  Exercise of Warrant.  This Warrant may be exercised in whole or in part
         -------------------
at any time and from time to time by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this

Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     2. Reservation of Shares;  Stock Fully Paid. The Company agrees that at all
        ----------------------------------------
times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

     3. Fractional Shares.  This Warrant shall not be exercisable in such manner
        -----------------
as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

          For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the Common Stock is not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

     4. Exchange or Assignment of Warrant.  This Warrant is exchangeable without
        ---------------------------------
expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 12 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

     5.  Rights of the  Holder.  The Holder  shall  not,  by virtue  hereof,  be
         ---------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6.  Adjustment of Exercise Price and Number of Shares.  The number and kind
         -------------------------------------------------
of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a) Adjustment  for Change in Capital Stock.  If at any time after the date
         ---------------------------------------
hereof, the Company:

          (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (C) combines its outstanding shares of Common Stock into a smaller number of shares;

          (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (E) issues by reclassification of its Common Stock any shares of its capital stock;

then the number and kind of securities purchasable upon exercise or exchange of this Warrant and the Exercise Price in effect immediately prior to such action shall each be adjusted so that the Holder may receive upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b)  Adjustment  for  Other  Distributions.  If at any time  after the date
          -------------------------------------
hereof, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                    E' = E    x  M-F
                                 ---
                                  M

where:    E'  =  the  adjusted  Exercise  Price.

              E  =  the  Exercise  Price  immediately prior to  the  adjustment.

              M  =  the  current  market  price  (as defined in (e)  below)  per share of Common Stock on the record date of the distribution.

              F  =  the aggregate fair market value (as conclusively  determined by the Board of Directors of the Company) on the record date of the assets or debt securities to be distributed divided by the number of outstanding shares of Common Stock.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

     This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

     (c)     Deferral  of  Issuance  or  Payment.  In any case in which an event
             -----------------------------------
covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer making such adjustment until the occurrence of such event. If the Company so defers making any such adjustment and if this Warrant is exercised after such record date but before the occurrence of such event, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, shall be issued promptly upon the occurrence of such event and the Company shall pay to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

     (d)     When  No  Adjustment  Required.  No  adjustment  need be made for a
             ------------------------------
change  in  the  par  value  or  no  par  value  of  the  Common  Stock.

     (e)     Statement  of  Adjustments.  Whenever the Exercise Price and number
             --------------------------
of shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

     (f)     No  Adjustment  Upon Exercise of Warrants.  No adjustments shall be
             -----------------------------------------
made under any Section herein in connection with the issuance of Warrant Stock upon exercise or exchange of the Warrants.

     (g)     No  adjustment  for Small Amounts.  Anything herein to the contrary
             ---------------------------------
notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

     (h)     Common  Stock  Defined.  Subject  to  the  provisions  of Section 7
             ----------------------
hereof, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 7 hereof.

     7. Reclassification,  Reorganization, Consolidation or Merger. In the event
        ----------------------------------------------------------
of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

     8. Notice to Warrant Holders. So long as this Warrant shall be outstanding,
        -------------------------
(i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

     9. Certain Obligations of the Company.  The Company agrees that it will not
        ----------------------------------
increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

     10. Repurchase Right. Notwithstanding any other provisions of this Warrant,
         ----------------
the Company may, in the event that the average trading price of the Company's Common Stock, as reported on the NASDAQ SmallCap Market or such other exchange on which the Company's Common Stock may then be quoted, exceeds $10.00 for a period of twenty (20) consecutive trading days, upon not less than thirty (30) days' notice in writing to the Holder, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Exercise Price is adjusted pursuant to Section 6 hereof. During such thirty (30) day period, the Holder may exercise such Warrants or a portion thereof in accordance with the terms hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

     11. Determination by Board of Directors. All determinations by the Board of
         -----------------------------------
Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

     12. Notice. All notices to the Holder shall be in writing,  and all notices
         ------
and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

     13.  Replacement of Lost,  Stolen,  Destroyed or Mutilated  Warrants.  Upon
          ---------------------------------------------------------------
receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     14.  Number and Gender.  Whenever the singular  number is used herein,  the
         ------------------
same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     15.  Applicable  Law.  This Warrant  shall be governed by, and construed in
          ---------------
accordance with, the laws of the State of New York, without regard to its conflict of laws principles.


                                   PENN  OCTANE  CORPORATION


                                   By:
                                   ---------------------------------
                                   Name:  Jerome  B.  Richter
                                   Title:  Chairman,  President  and
                                   Chief  Executive  Officer

Dated  as  of  December  1,  1998

                                  PURCHASE FORM
                                  -------------


                                                         Dated __________ , ____


          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ___________ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.



          Signature______________________________